UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): May 23, 2006

PROGINET CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	000-30151 (Commission File Number)	11-3264929 (IRS Employer Identification No.)

200 Garden City Plaza, Garden City, New York (Address of Principal Executive Offices)	11530 (Zip Code)

(516) 535-3600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.02	Results of Operations and Financial Condition.

On May 23, 2006, Proginet Corporation issued a press release announcing its financial results for the quarter ended April 30, 2006, a copy of which is attached hereto as Exhibit 99.1 and incorporated in this Item 2.02 by reference.

ITEM 9.01	Financial Statements and Exhibits.

(c)	Exhibits
99.1 Press Release dated May 23, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proginet Corporation
(Registrant)

Date: May 23, 2006	By:	/s/ Kevin M. Kelly
	Name:	Kevin M. Kelly
	Title:	President/Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 23, 2006